CALL OPTION AGREEMENT

AMONG

BEIJING EZAGOO SHOPPING HOLDING LIMITED

RUIYIN (SHENZHEN) FINANCIAL LEASING LIMITED

CHANGSHA EZAGOO TECHNOLOGY LIMITED

AND

HUNAN EZAGOO ZHICHENG INTERNET TECHNOLOGY LIMITED

JULY 20, 2018

CALL OPTION AGREEMENT

This CALL OPTION AGREEMENT (this "AGREEMENT") is entered into in China as of July 20, 2018 by and among the following Parties:

(1)	BEIJING EZAGOO SHOPPING HOLDING LIMITED (“BESH”)

ADDRESS: ROOM 308, FLOOR 3, BUILDING 3, NO. 46, DONGSIXI AVENUE, DONGCHENG DISTRICT, BEIJING CIT

UNIFIED SOCIAL CREDIT CODE: 91110116339693336B

(2)	RUIYIN (SHENZHEN) FINANCIAL LEASING LIMITED (“RFLL”)

ADDRESS: ROOM 201, BUILDING A, NO. 1, QIANWANYI ROAD, SHENGANG COOPERATIVE DISTRICT, QIANHAI, SHENZHEN CITY

UNIFIED SOCIAL CREDIT CODE: 91440300MA5DFU2A6H

(3) CHANGSHA EZAGOO TECHNOLOGY LIMITED (“CETL”)

REGISTERED ADDRESS: ROOM 201, BUILDING 5, NANFENG SHIGUANGYUAN, NO.168 TONGZIPO WEST ROAD, YUELU DISTRICT, CHANGSHA, HUNAN 410205, CHINA

UNIFIED SOCIAL CREDIT CODE: 91430100MA4PQE488X

(4)	HUNAN EZAGOO ZHICHENG INTERNET TECHNOLOGY LIMITED ("HEZL")

REGISTERED ADDRESS: YIJIAREN BUSINESS HOTEL NO. 168, UNIFIED SOCIAL CREDIT CODE:

TONGZIPO WEST ROAD, YUELE DISTRICT, CHANGSHA, HUNAN 410205, CHINA

UNIFIED SOCIAL CREDIT CODE: 91430100395212760W

(The above parties shall hereinafter be individually referred to as a "PARTY" and collectively, "PARTIES".)

WHEREAS

(1)  BESH and RFLL are the enrolled Shareholder of the HEZL, legally holding all of the equity of the HEZL as of the execution date of this Agreement.

(2)  As of the date of this Agreement, BESH and RFLL are the enrolled Shareholder of HEZL, legally holding all the equity in HEZL, of which BESH holding 80% interest, RFLL holding 20%.

(3)  The Shareholders intend to transfer to CETL, and CETL is willing to accept, all his respective equity interest in the HEZL, to the extent not violating laws of China.

(4)  In order to conduct the above equity transfer, the Shareholders agree to grant CETL an irrevocable call option for equity transfer (hereinafter the "CALL OPTION"), under which and to the extent permitted by laws of China, the Shareholder shall on demand of CETL transfer the Option Equity (as defined below) to CETL in accordance with the provisions contained herein.

(5)  HEZL intends to transfer to CETL all of its assets and liabilities to the extent not violating laws of China. In order to conduct the above asset transfer, HEZL agrees to grant CETL an irrevocable call option for assets (hereinafter the

"ASSET CALL OPTION"), under which and to the extent as permitted by laws of China, HEZL shall on demand of CETL transfers the assets and liabilities to CETL in accordance with the provisions contained herein.

THEREFORE, the Parties hereby have reached the following agreement upon mutual consultations:

ARTICLE 1 - DEFINITION

“RMB” shall mean the Renminbi, the lawful currency of China.

"LAWS OF CHINA" shall mean the then valid laws, administrative regulations, administrative rules, local regulations, judicial interpretations and other binding regulatory documents of China.

"OPTION EQUITY" shall mean, in respect of each of the Shareholder, all of the equity interest held thereby in HEZL registered capital.

"HEZL REGISTERED CAPITAL" shall mean the registered capital of HEZL as of the execution date of this Agreement, i.e., RMB50,000,000, which shall include any expanded registered capital as the result of any capital increase within the term of this Agreement.

"TRANSFERRED EQUITY" shall mean the equity of HEZL which CETL has the right to require the Shareholder to transfer to it or its designated entity or individual when CETL exercises its Call Option (hereinafter the "EXERCISE OF OPTION") in accordance with Article 3.2 herein, the amount of which may be all or part of the Option Equity and the details of which shall be determined by CETL at its sole discretion in accordance with the then valid Laws of China and from its commercial consideration.

"TRANSFER PRICE" shall mean all the consideration that CETL or its designated entity or individual is required to pay to the Shareholder in order to obtain the Transferred Equity upon each Exercise of Option. In spite of any provision herein, in case of CETL exercising the call option in its sole discretion upon the occurrence of the situation in which such call option exercise become feasible under the relevant laws in China, any additional consideration paid other than the RMB 1.00 which may be required under the laws of China to effect such purchase to comply with such legal formalities shall be either cancelled or returned to the company immediately with no additional compensation to the owners. The Shareholder hereby acknowledges the purpose of such provisions and hereby agrees and authorizes the company to take any and all actions to effect such transaction and agrees irrevocably to execute any and all documents and instruments and authorize CETL and its designated entity or individual to sign on his or his behalf and hereby gives the CETL and its designated entity or individual a proxy to execute and deliver such documents and instruments to effect the purpose of this provision and hereby waives any defense or claim of causes of action to challenge or defeat this provision. If there exists any regulatory provision with respect to Transfer Price under the then Laws of China, CETL or its designated entity or individual shall be entitled to determine the lowest price permitted by Laws of China as the Transfer Price.

"BUSINESS PERMITS" shall mean any approvals, permits, filings, registrations etc. which HEZL is required to have for legally and validly operating its advertisement designing, producing, agency, publishing and all such other businesses, including but not limited to the Business License of the Cooperate Legal Person, the Tax Registration Certificate, the Permit for Operating Biotechnology Businesses and such other relevant licenses and permits as required by the then Laws of China.

"HEZL ASSETS" shall mean all the tangible and intangible assets which such HEZL owns or has the right to use during the term of this Agreement, including but not limited to any immoveable and moveable assets, and such intellectual property rights as trademarks, copyrights, patents, proprietary know-how, domain names and software use rights.

"THE MANAGEMENT SERVICES AGREEMENT" shall mean the Management Services Agreement entered into among each party dated July 20, 2018.

"MATERIAL AGREEMENT" shall mean an agreement to which any HEZL is a party and which has a material impact on the businesses or assets of the HEZL, including but not limited to the Management Services Agreement among the HEZL and CETL, and other agreements regarding the HEZL's business.

1.2 The references to any Laws of China herein shall be deemed

(1)  to include the references to the amendments, changes, supplements and reenactments of such law, irrespective of whether they take effect before or after the formation of this Agreement; and

(2)  to include the references to other decisions, notices or regulations enacted in accordance therewith or effective as a result thereof.

1.3 Except as otherwise stated in the context herein, all references to an Article, clause, item or paragraph shall refer to the relevant part of this Agreement.

ARTICLE 2 - GRANT OF CALL OPTION

The Parties agree that the Shareholder exclusively grant CETL hereby irrevocably and without any additional conditions with a Call Option, under which CETL shall have the right to require the Shareholder to transfer the Option Equity to CETL or its designated entity or individual in such method as set out herein and as permitted by Laws of China. CETL also agrees to accept such Call Option.

In case of CETL exercising the call option in its sole discretion upon the occurrence of the situation in which such call option exercise become feasible under the relevant laws in China, any additional consideration paid other than the RMB 1.00 which may be required under the laws of China to effect such purchase to comply with such legal formalities shall be either cancelled or returned to the company immediately with no additional compensation to the HEZL and Shareholder. HEZL and Shareholder hereby acknowledge the purpose of such provisions and hereby agrees and authorizes the company to take any and all actions to effect such transaction and agrees irrevocably to execute any and all documents and instruments and authorize the company's relevant officers to sign on his or his behalf and hereby gives the company and any of its relevant officers a proxy to execute and deliver such documents and instruments to effect the purpose of this provision and hereby waives any defense or claim of causes of action to challenge or defeat this provision.

ARTICLE 3 - METHOD OF EXERCISE OF OPTION

3.1 To the extent permitted by Laws of China, CETL shall have the sole discretion to determine the specific time, method and times of its Exercise of Option.

3.2 At each Exercise of Option by CETL, the Shareholder shall transfer his respective equity in the HEZL to CETL and/or other entity or individual designated by it respectively in accordance with the amount required in the Exercise Notice stipulated in Article 3.4. CETL and other entity or individual designated by it shall pay the Transfer Price to the Shareholder who has transferred the Transferred Equity for the Transferred Equity accepted in each Exercise of Option. CETL shall have the right to elect to pay the purchase price by settlement of certain credits held by it or its affiliates to the Shareholder.

3.3 In each Exercise of Option, CETL may accept the Transferred Equity by itself or designate any third party to accept all or part of the Transferred Equity.

3.4 On deciding each Exercise of Option, CETL shall issue to the Shareholder a notice for exercising the Call Option (hereinafter the "EXERCISE NOTICE", the form of which is set out as Appendix I hereto). The Shareholder shall, upon receipt of the Exercise Notice, forthwith transfer all the Transferred Equity in accordance with the Exercise Notice to CETL and/or other entity or individual designated by CETL in such method as described in Article 3.2 herein.

3.5 The Shareholder hereby undertakes and guarantees that once CETL issues the Exercise Notice in respect to the specific Transferred Equity of the HEZL held by it:

(1)  it shall immediately hold or request to hold a Shareholder' meeting of the HEZL and adopt a resolution through the Shareholder' meeting, and take all other necessary actions to agree to the transfer of all the Call Option to CETL and/or other entity or individual designated by it at the Transfer Price and waive the possible preemption;

(2)   it shall immediately enter into an equity transfer agreement with CETL and/or other entity or individual designated by it for transfer of all the Transferred Equity to CETL and/or other entity or individual designated by it at the Transfer Price; and

(3) it shall provide CETL with necessary support (including providing and executing all the relevant legal documents, processing all the procedures for government approvals and registrations and bearing all the relevant obligations) in accordance with the requirements of CETL and of the laws and regulations, in order that CETL and/or other entity or individual designated by it may take all the Transferred Equity free from any legal defect.

3.6 At the meantime of this Agreement, the Shareholder shall respectively enter into a power of attorney (hereinafter the "POWER OF ATTORNEY", the form of which is set out as Appendix II hereto), authorizing in writing any person designated by CETL to, on behalf of such Shareholder, to enter into any and all of the legal documents in accordance with this Agreement so as to ensure that CETL and/or other entity or individual designated by it take all the Transferred Equity free from any legal defect. Such Power of Attorney shall be delivered for custody by CETL and CETL may, at any time if necessary, require the Shareholder to enter into multiple copies of the Power of Attorney respectively and deliver the same to the relevant government department.

ARTICLE 4 - ASSET CALL OPTION

HEZL and the Shareholder hereby further undertake to grant CETL irrevocably an option to purchase assets within the term of this Agreement: to the extent not violating the mandatory requirements under Laws of China, HEZL will transfer all of its assets and liabilities to CETL and/or other entity or individual designated by it when required by CETL.

In case of the CETL exercising the Asset Call Option in its sole discretion upon the occurrence of the situation in which such call option exercise become feasible under the relevant laws in China, any additional consideration paid other than the RMB 1.00 which may be required under the laws of China to effect such purchase to comply with such legal formalities shall be either cancelled or returned to the company immediately with no additional compensation to the HEZL and Shareholder. HEZL and Shareholder hereby acknowledge the purpose of such provisions and hereby agree and authorize the company to take any and all actions to effect such transaction and agrees irrevocably to execute any and all documents and instruments and authorize the company's relevant officers to sign on his or his behalf and hereby gives the company and any of its relevant officers a proxy to execute and deliver such documents and instruments to effect the purpose of this provision and hereby waives any defense or claim of causes of action to challenge or defeat this provision.

ARTICLE 5 - REPRESENTATIONS AND WARRANTIES

5.1 Shareholder hereby represents and warrants in respect to itself and the HEZL in which she holds equity as follows:

5.1.1 The Shareholder is a Chinese citizen with full capacity, with full and independent legal status and legal capacity to execute, deliver and perform this Agreement, and may act independently as a litigant party.

The Shareholder has full power and authorization to execute and deliver this Agreement and all the other documents to be entered into by it in relation to the transaction referred to herein, and it has the full power and authorization to complete the transaction referred to herein.

5.1.2 This Agreement is executed and delivered by Shareholder legally and properly. This Agreement constitutes the legal and binding obligations on Shareholder and is enforceable on it in accordance with its terms and conditions. The Shareholder are the enrolled legal owner of the Option Equity as of the effective date of this Agreement, and except the rights created by this Agreement, the Shareholder' Voting Rights Proxy Agreement entered into by Shareholder, CETL and HEZL dated July 20,2018 (the "PROXY AGREEMENT"), the Equity Pledge Agreement entered into by Shareholder, CETL, the HEZL dated July 20,2018 (the "EQUITY PLEDGE AGREEMENT"), there is no lien, pledge, claim and other encumbrances and third party rights on the Option Equity. In accordance with this Agreement, CETL and/or other entity or individual designated by it may, after the Exercise of Option, obtain the proper title to the Transferred Equity free from any lien, pledge, claim and other encumbrances and third party rights.

5.1.3 HEZL shall obtain complete Business Permits as necessary for its operations upon this Agreement taking effect, and HEZL shall have sufficient rights and qualifications to operate within China the businesses of producing and selling of biotechnology products and other business relating to its current business structure. HEZL has conducted its business legally since its establishment and has not incurred any cases which violate or may violate the regulations and requirements set forth by the departments of commerce and industry, tax, culture, news, quality technology supervision, labor and social security and other governmental departments or any disputes in respect of breach of contract.

5.2 HEZL hereby represents and warrants as follows:

5.2.1 HEZL is a limited liability company operation duly registered and validly existing under Laws of China, with independent status as a legal person; HEZL has full and independent legal status and legal capacity to execute, deliver and perform this Agreement, and may act independently as a subject of actions.

5.2.2 HEZL has full power and authorization to execute and deliver this Agreement and all the other documents to be entered into by it in relation to the transaction referred to herein, and it has the full power and authorization to complete the transaction referred to herein.

5.2.3 This Agreement is executed and delivered by HEZL legally and properly. This Agreement constitutes legal and binding obligations on it.

5.2.4 The Shareholder is the enrolled legal shareholder of the Option Equity when this Agreement comes into effect, except the rights created by this Agreement, the Proxy Agreement, the Equity Pledge Agreement, there is no lien, pledge, claim and other encumbrances and third party rights on the Option Equity. In accordance with this Agreement, CETL and/or other entity or individual designated by it may, upon the Exercise of Option, obtain the proper title to the Transferred Equity free from any lien, pledge, claim and other encumbrances and third party rights.

5.2.5 HEZL shall obtain complete Business Permits as necessary for its Operations upon this Agreement taking effect, and HEZL shall have sufficient rights and qualifications to operate within China the businesses of health and care and other business relating to its current business structure. HEZL has conducted its business legally since its establishment and has not incurred any cases which violate or may violate the regulations and requirements set forth by the departments of commerce and industry, tax, culture, news, quality technology supervision, labor and social security and other governmental departments or any disputes in respect of breach of contract.

5.3 CETL hereby represents and warrants as follows:

5.3.1 CETL is a company with limited liability properly registered and legally existing under Laws of China, with an independent status as a legal person. CETL has full and independent legal status and legal capacity to execute, deliver and perform this Agreement and may act independently as a subject of actions.

5.3.2 CETL has full power and authorization to execute and deliver this Agreement and all the other documents to be entered into by it in relation to the transaction referred to herein, and it has the full power and authorization to complete the transaction referred to herein.

ARTICLE 6 - UNDERTAKINGS BY THE SHAREHOLDER

6.1 The Shareholder hereby undertakes within the term of this Agreement that it must take all necessary measures to ensure that HEZL is able to obtain all the Business Permits necessary for its business in a timely manner and all the Business Permits remain in effect at any time.

6.2 The Shareholder hereby undertakes within the term of this Agreement that without the prior written consent by CETL,

6.2.1 no Shareholder shall transfer or otherwise dispose of any Option Equity or create any encumbrance or other third party rights on any Option Equity;

6.2.2 it shall not increase or decrease the HEZL Registered Capital or cast affirmative vote regarding the aforesaid increase or decrease in registered capital;

6.2.3 it shall not dispose of or cause the management of HEZL to dispose of any of the HEZL Assets (except as occurs during the arm’s length operations);

6.2.4 it shall not terminate or cause the management of HEZL to terminate any Material Agreements entered into by HEZL, or enter into any other Material Agreements in conflict with the existing Material Agreements;

6.2.5 it shall not cause HEZL to conduct any transactions that may substantively affect the asset, liability, business operation, equity structure, equity of a third party and other legal rights (except those occurring during the arm's length operations or daily operation, or having been disclosed to and approved by CETL in writing);

6.2.6 it shall not appoint or cancel or replace any executive directors or members of board of directors (if any), supervisors or any other management personnel of HEZL to be appointed or dismissed by the Shareholder;

6.2.7 it shall not announce the distribution of or in practice release any distributable profit, dividend or share profit or cast affirmative votes regarding the aforesaid distribution or release;

6.2.8 it shall ensure that HEZL shall validly exist and prevent it from being terminated, liquidated or dissolved;

6.2.9 it shall not amend the Articles of Association of HEZL or cast affirmative votes regarding such amendment;

6.2.10 it shall ensure that HEZL shall not lend or borrow any money, or provide guarantee or engage in security activities in any other forms, or bear any substantial obligations other than on the arm's length basis; and

6.3 The Shareholder hereby undertakes that it must make all its efforts during the term of this Agreement to develop the business of HEZL, and ensure that the operations of HEZL are legal and in compliance with the regulations and that it shall not engage in any actions or omissions which might harm the HEZL Assets or its credit standing or affect the validity of the Business Permits of HEZL.

6.4 Without limiting the generality of Article 6.3 above, considering the fact that the Shareholder of HEZL sets aside all the equity interest held thereby in HEZL as security to secure the performance by HEZL of the obligations under the Management Services Agreement, the performance of such Shareholder of the obligations under the Proxy Agreement, the Shareholder undertakes to, within the term of this Agreement, make full and due performance of any and all of the obligations on the part thereof under the Proxy Agreement, and to procure the full and due performance of HEZL of any and all of its obligations under the Management Services Agreement and warrants that no adverse impact on exercising the rights under this Agreement by CETL will be incurred due to the breach by the Shareholder of the Proxy Agreement or the breach of the HEZL of the Management Services Agreement.

6.5 HEZL undertakes that, before its Exercise of Option and acquire all equity of HEZL, HEZL shall not do the following:

6.5.1 Sell, transfer, mortgage or dispose by other way any assets, business, revenue or other legal rights of HEZL, or permit creating any encumbrance or other third party's interest on such assets, business, revenue or other legal rights (except as occurs during the arm's length or operations or daily operation, or as is disclosed to CETL and approved by CETL in writing);

6.5.2 conduct any transactions that may substantively affect the asset, liability, business operation, equity structure, equity of a third party and other legal rights (except those occurring during the arm's length operations or daily operation, or having been disclosed to CETL and approved by CETL in writing);

6.5.3 release any dividend or share profit to the Shareholder or cause the HEZL to do so in any form.

ARTICLE 7 - CONFIDENTIALITY

7.1 Notwithstanding the termination of this Agreement, the Shareholder shall be obligated to keep in confidence the following information (hereinafter collectively the "CONFIDENTIAL =INFORMATION"): (i) information on the execution, performance and the contents of this Agreement; (ii) the commercial secret, proprietary information and customer information in relation to CETL known to or received by it as the result of execution and performance of this Agreement; and (iii) the commercial secrets, proprietary information and customer information in relation to HEZL known to or received by it as the shareholder of HEZL.

The Shareholder may use such Confidential Information only for the purpose of performing its obligations under this Agreement. The Shareholder shall not disclose the above Confidential Information to any third parties without the written consent from CETL, or they shall bear the default liability and indemnify the losses.

7.2 Upon termination of this Agreement, the Shareholder shall, upon demand by CETL, return, destroy or otherwise dispose of all the documents, materials or software containing the Confidential Information and suspend using such Confidential Information.

7.3 Notwithstanding any other provisions herein, the validity of this Article shall not be affected by the suspension or termination of this Agreement.

ARTICLE 8 - TERM OF AGREEMENT

This Agreement shall take effect as of the date of formal execution by the Parties. This Agreement shall terminate when all the Option Equity of HEZL held by the Shareholder is legally transferred under the name of CETL and/or other entity or individual designated by it in accordance with the provisions of this Agreement.

ARTICLE 9 - NOTICE

9.1 Any notice, request, demand and other correspondences made as required by or in accordance with this Agreement shall be made in writing and delivered to the relevant Party.

9.2 The abovementioned notice or other correspondences shall be deemed to have been delivered when it is transmitted if transmitted by facsimile or telex; it shall be deemed to have been delivered when it is delivered if delivered in person; it shall be deemed to have been delivered five (5) days after posting the same if posted by mail.

ARTICLE 10 - LIABILITY FOR BREACH OF CONTRACT

10.1 The Parties agree and confirm that, if any party (hereinafter the "DEFAULTING PARTY") breaches substantially any of the provisions herein or omits substantially to perform any of the obligations hereunder, or fails substantially to perform any of the obligations under this Agreement, such a breach or omission shall constitute a default under this Agreement (hereinafter a "DEFAULT"), then non-defaulting Party shall have the right to require the Defaulting Party to rectify such Default or take remedial measures within a reasonable period. If the Defaulting Party fails to rectify such Default or take remedial measures within such reasonable period or within ten (10) days of non-defaulting Party's notifying the Defaulting Party in writing and requiring it to rectify the Default, then non-defaulting Party shall have the right at its own discretion to select any of the following remedial measures:

(1)	to terminate this Agreement and require the Defaulting Party to indemnify it for all the damage; or

(2)  mandatory performance of the obligations of the Defaulting Party hereunder and require the Defaulting Party to indemnify it for all the damage.

10.2 Without limiting the generality of Article 10.1, any breach of the Proxy Agreement, the Equity Pledge Agreement shall be deemed as having constituted the breach by such Shareholder of this Agreement; and any breach by HEZL of any provision in the Management Services Agreement, if attributable to the failure of the Shareholder to perform the obligations thereof under Article 6.4 hereof, shall be deemed as having constituted the breach by such Shareholder of this Agreement.

10.3 The Parties agree and confirm that in no circumstances shall the Shareholder request the termination of this Agreement for any reason, except otherwise stipulated by law or this Agreement.

10.4 Notwithstanding any other provisions herein, the validity of this Article shall stand disregarding the suspension or termination of this Agreement.

ARTICLE 11 - MISCELLANEOUS

11.1 This Agreement shall be prepared in English language.

11.2 The formation, validity, execution, amendment, interpretation and termination of this Agreement shall be subject to Laws of China.

11.3 Any disputes arising from and in connection with this Agreement shall be settled through consultations among the Parties involved, and if the Parties involved fail to reach an agreement regarding such a dispute within thirty (30) days of its occurrence, such dispute shall be submitted to Kuala Lumpur Regional Centre for Arbitration for arbitration in Kuala Lumpur accordance with the arbitration rules of such commission, and the arbitration award shall be final and binding on all the Parties involved.

11.4 Any rights, powers and remedies empowered to any Party by any provisions herein shall not preclude any other rights, powers and remedies enjoyed by such Party in accordance with laws and other provisions under this Agreement, and the exercise of its rights, powers and remedies by a Party shall not preclude its exercise of its other rights, powers and remedies by such Party.

11.5 Any failure or delay by a Party in exercising any of its rights, powers and remedies hereunder or in accordance with laws (hereinafter the “PARTY’S RIGHTS”) shall not lead to a waiver of such rights, and the waiver of any single or partial exercise of the Party's Rights shall not preclude such Party from exercising such rights in any other way and exercising the remaining part of the Party's Rights.

11.6 The titles of the Articles contained herein shall be for reference only, and in no circumstances shall such titles be used in or affect the interpretation of the provisions hereof.

11.7 Each provision contained herein shall be severable and independent from each of other provisions, and if at any time any one or more articles herein become invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions herein shall not be affected as a result thereof.

11.8 Upon execution, this Agreement shall substitute any other legal documents previously executed by the Parties on the same subject.

11.9 Any amendments or supplements to this Agreement shall be made in writing and shall take effect only when properly signed by the Parties to this Agreement.

11.10 Without prior written consent by CETL, the Shareholder shall not transfer to any third party any of its right and/or obligation under this Agreement, CETL shall have the right to transfer to any third party designated by it any of its right and/or obligation under this Agreement after notice to the Shareholder.

11.11 This Agreement shall be binding on the legal successors of the Parties.

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IN WITNESS HEREOF, the Parties have caused this Call Option Agreement to be executed in China as of the date first herein above mentioned.

For and on behalf of

BEIJING EZAGOO SHOPPING HOLDING LIMITED (Company chop)

Signature by:	/s/Tan Xiaohao
Name:	Tan Xiaohao
Position:	Authorized Representative

For and on behalf of

RUIYIN (SHENZHEN) FINANCIAL LEASING LIMITED (Company chop)

Signature by:	/s/ Wan Weihong
Name:	Wan Weihong
Position:	Authorized Representative

For and on behalf of

CHANGSHA EZAGOO TECHNOLOGY LIMITED (Company chop)

Signature by:	/s/Tan Xiaohao
Name:	Tan Xiaohao
Position:	Authorized Representative

For and on behalf of

HUNAN EZAGOO ZHICHENG INTERNET TECHNOLOGY LIMITED (Company chop)

Signed by:	/s/ Zhang Qianwan
Name:	Zhang Qianwan
Position:	Authorized Representative

APPENDIX I:

FORMAT OF THE OPTION EXERCISE NOTICE

To: BEIJING EZAGOO SHOPPING HOLDING LIMITED

As our company and you signed a Call Option Agreement as of July 20, 2018 (hereinafter the "OPTION AGREEMENT"), and reached an agreement that you shall transfer the equity you hold in HUNAN EZAGOO ZHICHENG INTERNET TECHNOLOGY LIMITED (hereinafter the "HEZL") to our company or any third parties designated by our company on demand of our company to the extent as permitted by Laws of China and regulations, Therefore, our company hereby gives this Notice to you as follows:

Our company hereby requires to exercise the Call Option under the Option Agreement and CHANGSHA EZAGOO TECHNOLOGY LIMITED, designated by our company shall accept the equity you hold accounting for 80% of in HUNAN EZAGOO ZHICHENG INTERNET TECHNOLOGY LIMITED Registered Capital (hereinafter the "PROPOSED ACCEPTED EQUITY"). You are required to forthwith transfer all the Proposed Accepted Equity to CHANGSHA EZAGOO TECHNOLOGY LIMITED upon receipt of this Notice in accordance with the agreed terms in the Option Agreement.

Best regards,

For and on behalf of

CHANGSHA EZAGOO TECHNOLOGY LIMITED (Company chop)

Authorized Representative:

Date:

To: RUIYIN (SHENZHEN) FINANCIAL LEASING LIMITED

As our company and you signed a Call Option Agreement as of July 20, 2018 (hereinafter the "OPTION AGREEMENT"), and reached an agreement that you shall transfer the equity you hold in HUNAN EZAGOO ZHICHENG INTERNET TECHNOLOGY LIMITED (hereinafter the "HEZL") to our company or any third parties designated by our company on demand of our company to the extent as permitted by Laws of China and regulations, Therefore, our company hereby gives this Notice to you as follows:

Our company hereby requires to exercise the Call Option under the Option Agreement and CHANGSHA EZAGOO TECHNOLOGY LIMITED, designated by our company shall accept the equity you hold accounting for 20% of in HUNAN EZAGOO ZHICHENG INTERNET TECHNOLOGY LIMITED Registered Capital (hereinafter the "PROPOSED ACCEPTED EQUITY"). You are required to forthwith transfer all the Proposed Accepted Equity to CHANGSHA EZAGOO TECHNOLOGY LIMITED upon receipt of this Notice in accordance with the agreed terms in the Option Agreement.

Best regards,

For and on behalf of

CHANGSHA EZAGOO TECHNOLOGY LIMITED (Company chop)

Authorized Representative:

Date:

APPENDIX II:

FORM OF THE POWER OF ATTORNEY

I, __________________________________ , hereby irrevocably entrust __________________ [with his/her identity card number of______________], as the authorized representative of me, to sign the Equity Transfer Agreement and other relevant legal documents between me and _________________ regarding the Equity Transfer of HUNAN EZAGOO ZHICHENG INTERNET TECHNOLOGY LIMITED .

Signature:

Date: